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                                                                   EXHIBIT 10.57

                  EXECUTIVE RETENTION INCENTIVE PROGRAM SUMMARY
                                  February 2001

The Executive Retention Incentive Program was approved by the Organization and Compensation Committee of the Company's Board of Directors in October 1999 and was adopted by the Company with implementation finalized in September 2000. The purpose of the program is to provide an incentive for executive retention and to promote stock ownership achievement. Under the Company's Executive Retention Incentive Program, the Company will make quarterly advance payments of interest due on certain five-year loans obtained by certain key executives designated by the Chairman of the Company's Board of Directors through, and fully funded by, an outside lender. The advances apply to compensation to be earned upon satisfying certain service and other contingencies. Interest advances are made only during the period of employment and may be suspended during the time certain contingencies are not met. Each executive must provide the Company with a promissory note for the amount advanced in the event of a termination of employment for reasons shown in the promissory note. In the event of termination for certain other reasons, generally in the event of death, disability or retirement, the interest advance will be forgiven on a pro-rata basis through the termination date. Nothing in the program confers any right to continued employment with the Company, nor does it interfere with the Company's right to terminate employment. The Company may terminate this program at any time with twelve months advance notice to the participants.

The forms of the promissory note relating to this program are attached hereto as Recourse Promissory Note "A" and Recourse Promissory Note "B."


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                          RECOURSE PROMISSORY NOTE "A"

                                    Fullerton, California _______________, 20___

1. MAKER'S PROMISE TO PAY. FOR VALUE RECEIVED, ___________________ ("MAKER"), promises to pay to the order of BECKMAN COULTER, INC., a Delaware corporation ("HOLDER"), at 4300 North Harbor Boulevard, Fullerton, California 92834-3100 or at such other place as Holder may from time to time designate in writing to Maker, so much as Holder shall have advanced to Maker pursuant to the terms and conditions of this Recourse Promissory Note ("NOTE") to pay Maker's interest only payments as due and payable on that certain Promissory Note due to Mellon Bank, N.A., executed by Maker on ___________, 20___ (the "MELLON LOAN NOTE"). A copy of the Mellon Loan note shall be attached hereto as Exhibit A. All amounts advanced to Maker under the terms and conditions of this Note shall constitute in the aggregate the "PRINCIPAL BALANCE." If not sooner accelerated pursuant to
Section 5, the Principal Balance shall be due and payable and no future advances shall be permitted hereunder on the earlier of the date that is (a) sixty (60) months after the date of the Mellon Loan note as set forth above, or (b) the due date of the Mellon Loan (the "MATURITY DATE").

2. TERMINATION OF ADVANCES. If at any time before the Maturity Date, Maker does not maintain compliance with the stock ownership guidelines as set forth in that certain memorandum dated as of _____________, Holder shall no longer be required to make any advances to Maker under this Note. The Chairman of the Board of Holder in his sole and absolute discretion may make exceptions to such termination of advances after written request by Maker.

3. PAYMENT. Any payments received by Holder pursuant to the terms hereof shall be applied to the Principal Balance due Holder pursuant to the terms hereof.

4.  RELIEF OF PAYMENT OBLIGATION.

       (a) Subject to the terms hereof, Maker shall be relieved of his or her obligation to pay the Principal Balance due and payable hereunder on the Maturity Date if Maker has been and continues to be a full-time employee of Holder, in good standing, through the term of this Note and as of the close of business on the Maturity Date. If an Event of Acceleration has occurred as a result of Maker's termination of employment as set forth in Section 5(a) herein, as of Maker's employment termination date Maker shall be relieved of his or her obligation to pay the Principal Balance due and payable hereunder and this Note shall be cancelled and deemed paid in full and no future advances shall be permitted hereunder if and only if Maker's employment with Holder terminated as a result of either
              (i) Holder's termination of Maker's employment without Cause (as defined below), or (ii) Maker's death or Disability.

       (b)    For purposes of this Note, the following definitions shall apply:

                     "CAUSE" shall be defined as: (i) the willful refusal of
              Maker to comply with a lawful, written order of the Board of Directors so long as the order is consistent with the scope and responsibilities of Maker's position; (ii) dishonesty by Maker which results in a material financial loss to Holder or material injury to its public reputation; or (iii) Maker's conviction of any felony involving an act of moral turpitude.

                     "DISABILITY" shall mean termination from employment as a
              result of a medically determinable physical or mental impairment of a potentially permanent character which prevents an Maker from engaging in any substantial gainful employment.

       (c) Any relief of Maker's payment obligation hereunder shall be treated as additional compensation income to Maker as of the date of such relief. Any imputed interest arising as a result of this Note shall also be treated as additional compensation income to Maker as determined in accordance with the Internal Revenue Code of 1986, as amended, and any applicable state law. Any such compensation income shall be included in Maker's Form W-2 for the appropriate calendar year and will be subject to any applicable payroll taxes and federal and state income tax withholding requirements. As a condition precedent for any relief of Maker's payment obligations hereunder, Maker shall be required to pay any applicable payroll taxes and federal and state income tax withholding amounts arising from such relief. Such amounts shall be due to Holder immediately prior to any relief of any obligation hereunder. Maker hereby authorizes Holder to offset any such payroll taxes and withholding obligations against any monies otherwise due to Maker. If such monies are not available to fully extinguish all of Maker's obligations hereunder, Maker shall make payment to Holder in immediately available funds of any such shortfall.

5. ACCELERATION. An occurrence of either of the following shall be deemed to be an "EVENT of ACCELERATION" under this Note:

       (c)    the termination of Maker's employment by Holder,

       (d) the failure of Maker to comply with any other covenant or obligation under this Note.

6. REMEDIES. Upon the occurrence of an Event of Acceleration hereunder, Holder may, in its sole and absolute discretion and without demand or notice to Maker,
(a) declare the entire Principal Balance immediately due and payable, (b) cease making any advances hereunder, and (c) exercise any and all rights and powers and pursue any and all remedies now or hereafter available under applicable law. No delay or omission on the part of Holder in exercising any right or remedy under this Note shall operate as a waiver of such right or remedy.

7. WAIVERS. Maker hereby waives diligence, presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, and notice of intention to accelerate the maturity of this Note, and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any date or time for payment hereunder, accept security or release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the fullest extent permitted by law, the right to plead any and all statutes of limitations as a defense to demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note. Maker hereby waives all rights of setoff and counterclaim with respect to this Note, including rights of setoff and counterclaim with respect to this Note which may arise from claims heretofore unknown to Maker.

8. AT WILL EMPLOYMENT. Maker agrees that nothing in this Note shall alter the "at will" nature of Maker's employment with Holder nor shall this Note be construed as a guarantee of employment for any specific time period. Maker understands and agrees that this Note is not an employment contract, and nothing in this Note creates any right to Maker's continuous employment by Holder, or to Maker's employment for any particular term. Nothing in this Note shall affect in any manner whatsoever the right or power of Holder to terminate Maker's employment, for any reason, with or without cause.

9. NOTICES. Any notice, request, demand, instruction or other communication to be given to any party hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, as follows:

               If to Maker:
                                    ------------------------
                                    ------------------------
                                    ------------------------


               If to Holder:        Beckman Coulter, Inc.
                                    4300 North Harbor Boulevard
                                    Fullerton, California 92834-3100
                                    Attn:  Vice President Human Resources

                                    Copy to: Vice President, General Counsel &
                                    Secretary

The addressees for the purpose of this Note may be changed by giving written notice of such change in the manner provided for giving such notice. However, unless and until such written notice of change is actually received, the last address and addressees as stated by written notice, or provided herein if no notice of change has been received, shall be deemed to continue in effect for all purposes hereunder.

10. ATTORNEYS' FEES. If Holder seeks legal advice following a default by Maker hereunder or refers this Note to collection or to reclaim, protect, preserve or enforce this Note, then Maker shall pay all fees, expenses and any other costs associated with such default (including, without limitation, all attorneys' fees, expenses and costs).

11. SEVERABILITY. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions, which shall remain binding and enforceable.

12. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and vice versa, if the context so requires.

13. ASSIGNMENT. This Note may be assigned, transferred, hypothecated or otherwise conveyed, in whole or in part, by Holder without the prior written consent of Maker. Maker may not assign, transfer, hypothecate or otherwise convey his or her rights, duties or obligations under this Note.

14. CHOICE OF LAW. This Note shall be governed and construed in accordance with the laws of the State of California.

                                        MAKER



                                        By:
                                           -------------------------------------

                                    EXHIBIT A

                             MELLON PROMISSORY NOTE

                          RECOURSE PROMISSORY NOTE "B"

                                    Fullerton, California _______________, 20___


1. MAKER'S PROMISE TO PAY. FOR VALUE RECEIVED, _____________________ ("MAKER"), promises to pay to the order of BECKMAN COULTER, INC., a Delaware corporation ("HOLDER"), at 4300 North Harbor Boulevard, Fullerton, California 92834-3100 or at such other place as Holder may from time to time designate in writing to Maker, so much as Holder shall have advanced to Maker pursuant to the terms and conditions of this Recourse Promissory Note ("NOTE") to pay Maker's interest only payments as due and payable on that certain Promissory Note due to Mellon Bank, N.A., executed by Maker on ___________, 20___ (the "MELLON LOAN NOTE"). A copy of the Mellon Loan note shall be attached hereto as Exhibit A. All amounts advanced to Maker under the terms and conditions of this Note shall constitute in the aggregate the "PRINCIPAL BALANCE." If not sooner accelerated pursuant to
Section 5, the Principal Balance shall be due and payable, and no future advances shall be permitted hereunder, on the earlier of the date that is (a) sixty (60) months after the date of the Mellon Loan note as set forth above, or
(b) the due date of the Mellon Loan (the "MATURITY DATE").

2. TERMINATION OF ADVANCES. If at any time before the Maturity Date, Maker terminates employment with Holder or Maker does not maintain compliance with the stock ownership guidelines as set forth in that certain memorandum dated as of _______________ or if Holder terminates the program after twelve (12) months advance notice, Holder shall no longer be required to make any advances to Maker under this Note. The Chairman of the Board of Holder in his sole and absolute discretion may make exceptions to termination of advances due to non-compliance with stock ownership guidelines after written request by Maker.

3. PAYMENT. Any payments received by Holder pursuant to the terms hereof shall be applied to the Principal Balance due Holder pursuant to the terms hereof.

4.  RELIEF OF PAYMENT OBLIGATION.

       (a) Maker shall be relieved of his or her obligation to pay the Principal Balance due and payable hereunder on the Maturity Date if Maker has been and continues to be a full-time employee of Holder, in good standing, through the term of this Note and as of the close of business on the Maturity Date. If an Event of Acceleration has occurred as a result of Maker's termination of employment as set forth in Section 5(a) herein, as of Maker's employment termination date Maker shall be relieved of his or her obligation to pay the Principal Balance due and payable hereunder and this Note shall be cancelled and deemed paid in full and no future advances shall be permitted hereunder if and only if (i) Holder terminates Maker's employment without Cause (as defined below), or (ii) Maker's termination of employment is due to death, Disability, or Retirement.

       (b)    For purposes of this Note, the following definitions shall apply:

                     "CAUSE" shall mean: (i) the willful refusal of Maker to
              comply with a lawful, written order of the Board of Directors so long as the order is consistent with the scope and responsibilities of Maker's position; (ii) dishonesty by Maker which results in a material financial loss to Holder or material injury to its public reputation; or (iii) Maker's conviction of any felony involving an act of moral turpitude.

                     "DISABILITY" shall mean Maker has a medically determinable physical or mental impairment of a potentially permanent character which prevents Maker from engaging in any substantial gainful employment.

                     "RETIREMENT" shall mean that Maker's age as of his or her
              most recent birthday plus Maker's vesting years of service under the Beckman Coulter, Inc. Pension Plan or under Retirement Plus in the Beckman Coulter, Inc. Savings Plan, whichever is applicable to Maker at time of termination, equals 65, or if Maker is age 65 or older on his or her most recent birthday, he or she has completed one vesting year of service under the applicable plan referenced herein.

       (c) Any relief of Maker's payment obligation hereunder shall be treated as additional compensation income to Maker as of the earlier of (i) the date of such relief, or (ii) the date Maker is Retirement eligible. Any imputed interest arising as a result of this Note shall also be treated as additional compensation income to Maker as determined in accordance with the Internal Revenue Code of 1986, as amended, and any applicable state law. Any such compensation income shall be included in Maker's Form W-2 for the appropriate calendar year and will be subject to any applicable payroll taxes and federal and state income tax withholding requirements. As a condition precedent for any relief of Maker's payment obligations hereunder, Maker shall be required to pay any applicable payroll taxes and federal and state income tax withholding amounts arising from such relief. Such amounts shall be due to Holder immediately prior to any relief of any obligation hereunder. Maker hereby authorizes Holder to offset any such payroll taxes and withholding obligations against any monies otherwise due to Maker. If such monies are not available to fully extinguish all of Maker's obligations hereunder, Maker shall make payment to Holder in immediately available funds of any such shortfall.

5. ACCELERATION. An occurrence of either of the following shall be deemed to be an "EVENT of ACCELERATION" under this Note:

       (e)    the termination of Maker's employment by Holder,

       (b) the failure of Maker to comply with any other covenant or obligation under this Note.

6. REMEDIES. Upon the occurrence of an Event of Acceleration hereunder, Holder may, in its sole and absolute discretion and without demand or notice to Maker,
(a) declare the entire Principal Balance immediately due and payable, (b) cease making any advances hereunder, and (c) exercise any and all rights and powers and pursue any and all remedies now or hereafter available under applicable law. No delay or omission on the part of Holder in exercising any right or remedy under this Note shall operate as a waiver of such right or remedy.

7. WAIVERS. Maker hereby waives diligence, presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, and notice of intention to accelerate the maturity of this Note, and expressly agrees that, without in any way affecting the liability of Maker hereunder, Holder may extend any date or time for payment hereunder, accept security or release any party liable hereunder and release any security now or hereafter securing this Note. Maker further waives, to the fullest extent permitted by law, the right to plead any and all statutes of limitations as a defense to demand on this Note, or on any deed of trust, security agreement, lease assignment, guaranty or other agreement now or hereafter securing this Note. Maker hereby waives all rights of setoff and counterclaim with respect to this Note, including rights of setoff and counterclaim with respect to this Note which may arise from claims heretofore unknown to Maker.

8. AT WILL EMPLOYMENT. Maker agrees that nothing in this Note shall alter the "at will" nature of Maker's employment with Holder nor shall this Note be construed as a guarantee of employment for any specific time period. Maker understands and agrees that this Note is not an employment contract, and nothing in this Note creates any right to Maker's continuous employment by Holder, or to Maker's employment for any particular term. Nothing in this Note shall affect in any manner whatsoever the right or power of Holder to terminate Maker's employment, for any reason, with or without cause.

9. NOTICES. Any notice, request, demand, instruction or other communication to be given to any party hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by registered or certified mail, return receipt requested, as follows:

          If to Maker:
                           ---------------------------------
                           ---------------------------------
                           ---------------------------------


          If to Holder:    Beckman Coulter, Inc.
                           4300 North Harbor Boulevard
                           Fullerton, California 92834-3100
                           Attn:  Vice President Human Resources
                           And copy to: Vice President, General Counsel
                           & Secretary

The addressees for the purpose of this Note may be changed by giving written notice of such change in the manner provided for giving such notice. However, unless and until such written notice of change is actually received, the last address and addressees as stated by written notice, or provided herein if no notice of change has been received, shall be deemed to continue in effect for all purposes hereunder.

10. ATTORNEYS' FEES. If Holder seeks legal advice following a default by Maker hereunder or refers this Note to collection or to reclaim, protect, preserve or enforce this Note, then Maker shall pay all fees, expenses and any other costs associated with such default (including, without limitation, all attorneys' fees, expenses and costs).

11. SEVERABILITY. Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions, which shall remain binding and enforceable.

12. NUMBER AND GENDER. In this Note the singular shall include the plural and the masculine shall include the feminine and vice versa, if the context so requires.

13. ASSIGNMENT. This Note may be assigned, transferred, hypothecated or otherwise conveyed, in whole or in part, by Holder without the prior written consent of Maker. Maker may not assign, transfer, hypothecate or otherwise convey his or her rights, duties or obligations under this Note.

14. CHOICE OF LAW. This Note shall be governed and construed in accordance with the laws of the State of California.

                                        MAKER



                                        By:
                                           -------------------------------------

                                    EXHIBIT A

                             MELLON PROMISSORY NOTE